UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2022

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 30, 2022, Oramed Pharmaceuticals Inc. (the "Company") held its 2022 Annual Meeting of Stockholders (the "2022 Annual Meeting"). The final voting results at the 2022 Annual Meeting are set forth below.

Proposal No. 1 — Re-election of Directors.

The stockholders re-elected the following directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal. The votes were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes

Dr. Miriam Kidron	10,024,872	1,205,072	50,188	9,294,164

Nadav Kidron	10,874,166	356,111	49,855	9,294,164

Dr. Arie Mayer	9,749,693	1,468,102	62,337	9,294,164

Yadin Rozov	10,966,776	247,919	65,437	9,294,164

Leonard Sank	10,755,234	456,924	67,974	9,294,164

 Proposal No. 2 — Non-Binding Advisory Vote on the Compensation of Named Executive Officers.

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
10,073,933	1,100,188	106,011	9,294,164

Proposal No. 3 — Approval of an Amendment to the Company’s Amended and Restated 2019 Stock Incentive Plan.

The stockholders approved an amendment to the Company’s Amended and Restated 2019 Stock Incentive Plan. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
5,858,015	4,096,378	1,325,739	9,294,164

Proposal No. 4 — Ratification of Independent Registered Public Accounting Firm for the 2022 Fiscal Year.

The stockholders ratified the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm of the Company for the 2022 fiscal year. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
20,282,526	168,072	123,698	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

	By:	/s/ Nadav Kidron
	Name:	Nadav Kidron
	Title:	President and CEO

June 30, 2022